UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2022

METROMILE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39484	84-4916134
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

425 Market Street #700
San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

(888) 242-5204

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MILE	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	MILEW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On July 28, 2022, Lemonade, Inc., a Delaware corporation (“Lemonade”) completed the previously announced acquisition of Metromile, Inc., a Delaware corporation (the “Company,” “Metromile,” “we” or “our”) pursuant to the Agreement and Plan of Merger, dated as of November 8, 2021 (the “Merger Agreement”), by and among Lemonade, Citrus Merger Sub A, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Lemonade (“Acquisition Sub I”), Citrus Merger Sub B, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Lemonade (“Acquisition Sub II”) and Metromile. Pursuant to the Merger Agreement, Acquisition Sub I merged with and into Metromile, with Metromile surviving as a wholly owned subsidiary of Lemonade (the “First Merger”) and following the First Merger, Metromile merged with and into Acquisition Sub II, with Acquisition Sub II surviving as “Metromile, LLC” (the “Second Merger,” and together with the First Merger, the “Mergers”). As such, Metromile, LLC is the successor registrant to the Company. References to the Company following the Second Merger are to Metromile, LLC.

The Merger Agreement and the transactions contemplated thereby, including the Mergers, were previously described in the Registration Statement on Form S-4 (Registration No. 333-261629) filed by Lemonade with the Securities and Exchange Commission (the “SEC”) on December 27, 2021 (as amended, the “Registration Statement”) and the definitive joint proxy statement/prospectus of the Company, dated as of and filed with the SEC on December 29, 2021 (as supplemented, the “Joint Proxy Statement/Prospectus”).

Item 2.01 Completion of Acquisition or Disposition of Assets

Pursuant to the Merger Agreement, the Mergers were consummated and became effective as of July 28, 2022. As a result of the Mergers, among other things, Metromile became a subsidiary of Lemonade under the name “Metromile, LLC” (the “Surviving Company”). The Mergers and the Merger Agreement were previously described in the Registration Statement and the Joint Proxy Statement/Prospectus.

Merger Consideration

•	At the effective time of the First Merger (the “First Effective Time”), all shares of Metromile common stock, par value $0.0001 per share (the “Metromile Common Stock”), that were held in treasury by Metromile or were held directly by Lemonade or Acquisition Sub I immediately prior to the First Effective Time were cancelled and ceased to exist and no consideration was paid or payable in respect thereof;

•	Except as described in the preceding bullet point, each share of Metromile Common Stock that was issued and outstanding immediately prior to the First Effective Time (including the “Earnout Shares,” as such term is defined in that certain Sponsor Share Cancellation and Vesting Agreement, dated as of November 24, 2020, by and among INSU Acquisition Corp. II (“INSU”), Insurance Acquisition Sponsor II, LLC, and Dioptra Advisors II, LLC) was converted into the right to receive, without interest, 0.05263 validly issued, fully paid and non-assessable shares of Lemonade common stock (the “Exchange Ratio”);

•	Each share of common stock, par value $0.01 per share, of Acquisition Sub I that was issued and outstanding immediately prior to the First Effective Time was converted into one (1) validly issued, fully paid and non-assessable share of common stock, par value $0.01 per share, of Metromile as the Surviving Company; and

•	At the effective time of the Second Merger (the “Second Effective Time”), each share of common stock, par value $0.01 per share, of Metromile that was issued and outstanding immediately prior to the Second Effective Time was cancelled and ceased to exist. Each limited liability company interest of Acquisition Sub II issued and outstanding immediately prior to the Second Effective Time remained outstanding as a limited liability company interest of the Surviving Company.

Treatment of Fractional Shares

No fractional shares of Lemonade common stock were issued in connection with the Mergers. Each Metromile stockholder who would otherwise have been entitled to receive in the Mergers a fractional share of Lemonade common stock pursuant to the Merger Agreement, in lieu of such fractional share and upon surrender of such holder’s certificates representing shares of Metromile Common Stock or book-entry positions representing non-certificated shares of Metromile Common Stock, in each case outstanding as of immediately prior to the First Effective Time, will be paid in cash the dollar amount (rounded to the nearest whole cent), without interest and subject to any required tax withholding, determined by multiplying such fraction by the average of the volume-weighted average trading prices per share of Lemonade common stock on the New York Stock Exchange (as reported by Bloomberg L.P.) on each of the twenty (20) consecutive trading days ending on (and including) the trading day that was three (3) trading days prior to the date of the First Effective Time (as adjusted to reflect any stock splits, stock dividends, combinations, reorganizations, reclassifications or similar events). No such holder was entitled to dividends, voting rights or any other rights in respect of any fractional share of Lemonade common stock that would otherwise have been issuable as part of the merger consideration. The payment of cash in lieu of fractional share interests merely represents a mechanical rounding-off of the fractions in the exchange.

Treatment of Metromile Equity Awards

Effective as of the First Effective Time, Lemonade assumed Metromile’s 2011 Equity Incentive Plan, as amended, and 2021 Equity Incentive Plan, and the outstanding awards thereunder were converted to awards covering Lemonade common stock or into rights to receive cash payments, as set forth below.

Except as set forth in the immediately following sentence, each Metromile stock option, whether vested or unvested, that was outstanding and unexercised as of immediately prior to the First Effective Time was automatically converted into a stock option to acquire a number of shares of Lemonade common stock (rounded down to the nearest whole share) equal to the product of (i) the number of shares subject to the Metromile stock option and (ii) the Exchange Ratio, with an exercise price per share of Lemonade common stock (rounded up to the nearest whole cent) equal to (A) the per share exercise price of the Metromile stock option divided by (B) the exchange ratio. Each outstanding and unexercised Metromile stock option held by any individual who was not employed by or providing services to Metromile as of November 8, 2021 was converted into the right to receive an amount in cash, without interest, equal to the Option Consideration (as defined in the Merger Agreement). Any such Metromile stock option that had an exercise price per share that is greater than or equal to the per Metromile share cash consideration was cancelled for no consideration.

Except as set forth in the immediately following sentence, each Metromile restricted stock unit award (“Metromile RSU award”) that was outstanding immediately prior to the First Effective Time was automatically converted into a Lemonade restricted stock unit award (“Lemonade RSU award”) covering a number of shares of Lemonade common stock equal to (i) the number of shares of Metromile Common Stock underlying such Metromile RSU award multiplied by (ii) the exchange ratio. Each outstanding Metromile RSU award held by Metromile’s non-employee directors and each Metromile RSU award that was outstanding and eligible to vest based on the achievement of one or more performance criteria was cancelled and converted automatically into the right to receive an amount in cash, without interest, equal to the RSU Consideration (as defined in the Merger Agreement). For purposes of the foregoing, the determination of actual performance with respect to any performance-based Metromile RSU award and the number of shares underlying the Metromile RSU award that vested as of the First Effective Time as a result of such performance was made by Metromile prior to the First Effective Time in accordance with the terms and conditions of the applicable award agreement.

Aside from the foregoing adjustments, each Metromile stock option and Metromile RSU award that was converted into a Lemonade stock option or Lemonade RSU award remains subject to the same vesting and other terms and conditions that applied to such award immediately prior to the First Effective Time.

Treatment of Metromile Warrants

At the First Effective Time, each Metromile warrant exercisable for Metromile Common Stock (each, a “Metromile Warrant”) ceased to represent a Metromile Warrant and was assumed by Lemonade and converted automatically into a warrant denominated in shares of Lemonade common stock from Lemonade on the same terms and conditions (including vesting terms) as applied to such Metromile Warrant immediately prior to the First Effective Time (with the number of warrants and exercise price being adjusted based on the exchange ratio).

Treatment of Additional Shares

The transactions contemplated by the Merger Agreement, including the Mergers, did not constitute an “Acceleration Event” (as such term is defined in that certain Agreement and Plan of Merger and Reorganization, dated as of November 24, 2020 and as amended on January 12, 2021 and further amended on February 8, 2021, by and among INSU, INSU II Merger Sub Corp. and Metromile Operating Company (formerly known as MetroMile, Inc.) (the “INSU Merger Agreement”)). Accordingly, the “Additional Shares” (as such term is defined in the INSU Merger Agreement) were not issued as of immediately prior to the First Effective Time.

In accordance with the terms of the INSU Merger Agreement, if, (a) at any point following the First Effective Time and prior to February 9, 2023, the closing share price of Lemonade common stock over any twenty (20) trading days within any thirty (30) trading day period is greater than the quotient of (i) $15.00 divided by (ii) the exchange ratio, then, (b) as soon as practicable (but in any event within ten (10) business days) after such satisfaction, Lemonade will issue, on a ratable basis to the persons eligible to receive such Additional Shares, a number of shares of Lemonade common stock in an amount equal to the product of (i) 10,000,000 multiplied by (ii) the exchange ratio.

The information set forth in the “Explanatory Note” of this Current Report on Form 8-K (the “Current Report”) is incorporated by reference into this Item 2.01.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report filed by the Company on November 9, 2021 and is incorporated herein by reference. The Merger Agreement is not intended to be a source of factual, business or operational information about the Company or its subsidiaries.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 28, 2022, in connection with the consummation of the Mergers, the Company (i) notified The NASDAQ Capital Market (“Nasdaq”) of the consummation of the Mergers and (ii) requested that Nasdaq remove the Metromile Common Stock and Metromile Warrants from listing and file a Form 25 with the SEC to report the delisting of the Metromile Common Stock and Metromile Warrants from Nasdaq. Metromile expects that, in accordance with its request, Nasdaq will file a Notification of Removal from Listing and/or Registration on Form 25 on July 28, 2022 to provide notification of such delisting and to effect the deregistration of the Metromile Common Stock and Metromile Warrants under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon effectiveness of the Form 25, the Company intends to file with the SEC a Certification and Notice of Termination on Form 15 with the SEC to suspend Metromile's reporting obligations under Sections 13 and 15(d) of the Exchange Act. Trading of the Metromile Common Stock and Metromile Warrants on Nasdaq was halted prior to the opening of trading on July 28, 2022.

The information set forth in the Explanatory Note and under Items 2.01 and 8.01 is incorporated herein by reference into this Item 3.01.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Explanatory Note and under Items 2.01, 3.01, 5.01 and 5.03 is incorporated herein by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

As a result of the Mergers, at the First Effective Time, a change of control of Metromile occurred, and Metromile became a wholly-owned direct subsidiary of Lemonade.

The information set forth in the Explanatory Note and under Item 2.01 is incorporated herein by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Explanatory Note and Item 2.01 of this Current Report is incorporated herein by reference into this Item 5.02.

Metromile, Inc.

In connection with the consummation of the Mergers, immediately following the Second Effective Time, the resignations of Dan Preston, Colin Bryant, John Butler, Sandra Clarke, Ryan Graves and Vikas Singhal from the Company's Board of Directors and any committees thereof became effective. Immediately following the Second Effective Time and pursuant to the Merger Agreement, each of Dan Preston, Regi Vengalil, Lindsay Alexovich, Junna Ro and Jesse McKendry ceased to be officers of the Company.

Surviving Company

In connection with the consummation of the Mergers, pursuant to the Merger Agreement, the managers of Acquisition Sub II (Daniel Schreiber and Shai Wininger) and the officers of Acquisition Sub II (Daniel Schreiber as President and Shai Wininger as Secretary) immediately prior to the Second Effective Time will remain as the managers and officers of the Surviving Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, effective following the consummation of the Mergers, the effectiveness of the certificate of incorporation and the bylaws of the Company ceased and the certificate of formation and limited liability company agreement of Acquisition Sub II in effect as of immediately prior to the Second Effective Time became the certificate of formation and limited liability company agreement of the Company, subject to certain changes as set forth in the Merger Agreement and except that the name of Acquisition Sub II was changed after the Second Effective Time to Metromile, LLC. Copies of the certificate of formation and limited liability company agreement of the Company are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report and are incorporated by reference into this Item 5.03.

The information set forth in Item 2.01 of the Current Report is incorporated herein by reference into this Item 5.03.

Item 8.01 Other Events

On July 28, 2022, Lemonade issued a press release announcing the completion of the Mergers.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of November 8, 2021, by and among Lemonade, Inc., Citrus Merger Sub A, Inc., Citrus Merger Sub B, LLC and Metromile, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on November 9, 2021).*
3.1	Certificate of Formation of Metromile, LLC.
3.2	Amended and Restated Limited Liability Company Agreement of Metromile, LLC.
99.1	Press Release by Lemonade, Inc., dated July 28, 2022.
104	Cover Page Interaction Date File (embedded within the Inline XBRL document)

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2022	METROMILE, INC.

	By:	/s/ Dan Preston
	Name:	Dan Preston
	Title:	Chief Executive Officer